                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Registration Statement File Nos. 33-61523, 33-61523-01, 33-61523-02 and 33-
61523-03 on Form S-3.

                                          /s/ Arthur Andersen LLP

                                          ARTHUR ANDERSEN LLP

Stamford, Connecticut,
November 6, 1995